UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2008
ARIAD Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21696	22-3106987
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 494-0400
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Information Statement dated September 22, 2008

ITEM 8.01	Other Events.
In connection with the previously announced merger between ARIAD Pharmaceuticals, Inc. (“ARIAD”) and its 80%-owned subsidiary, ARIAD Gene Therapeutics, Inc. (“AGTI”), pursuant to which AGTI was merged with and into ARIAD effective September 12, 2008, an information statement dated September 22, 2008 (the “Information Statement”) has been mailed to the minority stockholders of AGTI. A copy of the Information Statement is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

ITEM 9.01	Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit
Number	Description

99.1	Information Statement dated September 22, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.
By:	/s/ Edward M. Fitzgerald
Edward M. Fitzgerald
Senior Vice President, Chief Financial Officer

Date: September 23, 2008

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